CENTERSTAGING CORP.

2005 INCENTIVE STOCK OPTION PLAN

1.	Purposes of the Plan

The purposes of the 2005 Incentive Stock Option Plan (this “Plan”) of CenterStaging Corp., a Delaware corporation, are to:

1.1     Encourage selected employees to improve operations and increase profits of the Company;

1.2     Encourage selected employees to accept or continue employment with the Company or its Affiliates (as defined below); and

1.3     Increase the interest of selected employees in the Company’s welfare through participation in the growth in value of the Common Stock.

2.	Definitions

For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

2.1     “Administrator” shall mean the Administrator of the Plan, which shall be the Board or a committee to which the Board delegates administration, as described in Section 5 of this Plan.

2.2     “Affiliate” shall mean with respect to the Company a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the IRC.

2.3     “Board” shall mean the Board of Directors of the Company.

2.4     “Common Stock” shall mean the common stock of the Company.

2.5     “Company” shall mean CenterStaging Corp., a Delaware corporation.

2.6     “Corporate Transaction” shall mean (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation (other than a merger with a wholly-owned subsidiary); or (c) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

2.7    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.8     “For Cause” shall mean, in connection with termination of an optionee’s employment by the Company or any Affiliates of the Company, termination due to such optionee’s (a) willful breach or habitual neglect or continued incapacity to perform such optionee’s required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with optionee’s services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of such optionee’s duties, or (c) termination For Cause under any employment agreement between the Company and such optionee (as For Cause is defined therein).

2.9      “IRC” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.10     “Option” shall mean an option granted under the Plan.

2.11     “Option Grant Date” shall have the meaning set forth in Section 6.2.1.

2.12     “Securities Act” shall mean the Securities Act of 1933, as amended.

2.13     “10% Stockholder” shall mean a person who owns, directly or by attribution under the IRC (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

2.14     “Termination Date” shall mean, in connection with the termination of an optionee’s employment with the Company or any Affiliate, the date 90 days after the date of termination, except: (a) the date of such termination if such termination is by the Company For Cause; or (b) one year following the date of such termination if such termination is as a result of the death or disability of the optionee. An optionee’s employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if such optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

3.	Types of Awards; Eligible Persons

3.1     Each Option must be intended to meet the requirements of Section 422 of the IRC and the regulations thereunder as an “incentive stock option.” Options may be granted under the Plan only to employees of the Company or of any Affiliate of the Company. Options may be offered to persons who are not employees in connection with offers of employment and conditioned upon their becoming employees. The term “employee” includes a director who is an employee of the Company.

3.2     Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan or under any Option shall be subject in any manner to alienation, hypothecation or charge, and any such attempted action shall be void. No right or benefit under this Plan or under any Option shall in any manner be liable for or subject to debts, contracts, liabilities or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

4.	Stock Subject to This Plan; Maximum Number of Shares

The Company may issue up to 2,000,000 shares of Common Stock upon exercise of Options. The maximum number of shares under the Plan shall be appropriately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration. The shares subject to an Option that expires, terminates or is cancelled unexercised shall become available for additional Option grants under this Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan. No person shall be granted Options during any twelve-month period covering more than 500,000 shares.

5.	Administration

5.1     This Plan shall be administered by the Board or by a committee to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the committee in its discretion in accordance with applicable laws. If necessary, in order to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the IRC, or any successor statute or regulation, the committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the IRC. The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

5.2     Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the Common Stock subject to Options; (c) to determine the exercise price of Options granted, but which shall be no less than the fair market value of the Common Stock at the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of this Plan and of any option agreement and all Options granted under this Plan; (f) to prescribe, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the optionee, to modify or amend any Option provided that no such consent is required to reduce the exercise price, extend the maturity or accelerate the vesting of an Option; (i) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (j) to determine the duration and purposes of leaves of absence which may be granted to optionees without constituting a termination of their employment for the purposes of the Plan; (k) to determine the appropriate adjustments to the maximum number and type of shares issuable under the Plan if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan or any option agreement or Option.

5.3     All questions of interpretation, implementation and application of this Plan or any option agreement or Option shall be determined by the Administrator, which determination shall be final and binding on all persons.

6.	Option Agreements; Terms and Conditions of Options

6.1      Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted. In the event of a conflict between the terms or conditions of an option agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

6.2     Each Option shall be subject to the following terms and conditions:

      6.2.1     Option Grant Date. The date of grant of an Option (“Option Grant Date”) shall be the date specified by the Administrator in its approval of the Option or, if no such date is specified, the date of such approval. If an Option is granted in anticipation of employment as provided in Section 3.1, the Option shall be deemed granted, without further approval, on the date the optionee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

        6.2.2     Exercise Price. The exercise price of an Option shall not be less than the fair market value of the stock subject to the Option on the Option Grant Date. The exercise price of an Option granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option on the Option Grant Date.

        6.2.3     Vesting. The Administrator may establish a vesting schedule in connection with any Option based on time and/or performance criteria. The Administrator shall issue not grant any Option if such Option and all other incentive stock options of the optionee under Section 422 of the Code would become exercisable for the first time in any calendar year as to Common Stock with a value in excess of $100,000. For this purpose, the value of the Common Stock shall be its fair market value as of the grant date of the option to which it is subject.

        6.2.4    Payment of Exercise Price. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company. Subject to the terms of the stock option agreement granting the Option, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

            (a)     Acceptance of the optionee’s full recourse promissory note for all or part of the exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the IRC at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

            (b)     Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

            (c)     Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the exercise price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

            (d)     Subject to compliance with any applicable laws or regulations, by means of so-called cashless exercises.

        6.2.5     Option Term. No Option shall be exercisable more than ten years after the Option Grant Date (five years if the optionee is a 10% Stockholder), or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

        6.2.6     Changes in Capital Structure. Unless otherwise provided in the stock option agreement evidencing the Option, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

        6.2.7  Corporate Transactions. Unless otherwise provided in the stock option agreement evidencing the Option, in the event of a Corporate Transaction, each Option shall terminate immediately prior thereto unless the Administrator, in its sole discretion, either provides that the Option shall not terminate or provides that the Option shall be assumed by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity. The Administrator shall, in its sole discretion, have the power to permit exercise of any Option prior to its termination, even if such Option would not otherwise have been exercisable.

        6.2.8  Non-Transferability of Options. No Option shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

        6.2.9  Termination of Employment. Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company and its Affiliates, the Option shall terminate and expire upon the earliest to occur of: (a) the Termination Date; (b) the Expiration Date; and (c) if applicable, immediately prior to a Corporate Transaction as contemplated by Section 6.2.7 of this Plan.

        6.2.10  Disqualifying Dispositions. If stock acquired by exercise of an Option is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the IRC (a disposition within two years from the date of grant of the Option or within one year after the exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

        6.2.11  Other Provisions. Each Option may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator, and each Option granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the IRC.

     6.3  Determination of Fair Market Value. For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows. If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined or the last preceding business day on which sale prices were reported. Notwithstanding the foregoing, if the Administrator determines that the stock of the Company is not readily tradable on such market and such market does not reflect its true market value, the Administrator shall value the stock by taking into account all the facts and circumstances as of the valuation date. The factors that must be taken into account include the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or equity interests of similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be determined by objective means (such as, trading prices on an established market or an amount paid at arm’s length in a private transaction) and any other relevant factors. Such valuation method shall be utilized consistently to determine the value of Company stock or assets for all purposes.

     6.4  Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

7.	Manner of Exercise

7.1  An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Section 6.4. An Option will be considered exercised on the last to occur of the following dates: (a) the date the Company receives written notice of an exercise; (b) the date specified in the written notice of exercise (which date may not be more than 30 days after the date the Company receives the written notice of exercise); and (c) the date the Company receives payment of the exercise price.

7.2  Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 6.2.4, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	Employment Relationship

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee’s employment at any time, nor shall confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.	Conditions Upon Issuance of Shares

The Company shall have no obligation to issue shares of Common Stock upon exercise of an Option unless such issuance has been registered under the Securities Act and qualified or registered under applicable state securities laws, or such issuance is exempt from registration or qualification under the Securities Act and applicable state securities laws. The Company shall have no obligation to register or qualify the issuance of the shares under the Securities Act or applicable state securities laws.

10.	Non-Exclusivity of This Plan

The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.	Market Stand-off

Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.	Amendments to Plan

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect such optionee’s outstanding Option(s) except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or under applicable law; provided that the Administrator may in its discretion seek stockholder approval of any amendment, alteration, suspension or discontinuance.

13.	Effective Date of Plan; Termination

13.1  Effective Date. This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within 12 months after adoption by the Board. If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

13.2  Termination. This Plan shall terminate on September 30, 2015. Termination of this Plan shall not affect any outstanding Options and such outstanding Options shall continue to be subject to the terms of this Plan.

CENTERSTAGING CORP.

OPTION CERTIFICATE
(Incentive Stock Option)

THIS IS TO CERTIFY that CenterStaging Corp., a Delaware corporation (the “Company”), has granted to the employee named below (“Optionee”) an incentive stock option (the “Option”) to purchase shares of the Company’s Common Stock (the “Shares”) under its 2005 Incentive Stock Option Plan (the “Plan”) and upon the terms and conditions set forth below and in the attached Stock Option Agreement:

Name of Optionee:
Address of Optionee:
Number of Shares:
Option Exercise Price:	$ per share
Date of Grant:
Option Expiration Date:

Exercise Schedule: The Option shall become exercisable (“vest”) as follows:

Date	Number of Shares
______________________	___________________________________

In Witness Whereof, the Company has granted to Optionee the Option as of the Date of Grant set forth above.

OPTIONEE	CENTERSTAGING CORP. By Its

STOCK OPTION AGREEMENT
(Incentive Stock Option)

This STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of the Date of Grant set forth in the Option Certificate to which this Agreement is attached (the “Certificate”) by and between CenterStaging Corp., a Delaware corporation (the “Company”), and the optionee (the “Optionee”) named in the Certificate.

Pursuant to the 2005 Incentive Stock Option Plan of the Company (the “Plan”), the Administrator has determined that Optionee is to be granted, on the terms and conditions set forth in this Agreement and in the Plan, an option to purchase shares of the Company’s Common Stock (the “Common Stock”). It is intended that the option qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Plan.

The Company and Optionee agree as follows:

1.  Grant of Option. The Company hereby grants to Optionee, upon the terms and subject to the conditions set forth in this Agreement, an Option (the “Option”) to purchase all or any portion of that number of shares of Common Stock set forth in the Certificate (the “Option Shares”), at the exercise price set forth in the Certificate (the “Exercise Price”).

2.  Vesting

         2.1.  The Option shall “vest” and become exercisable in installments upon and after the dates set forth under the caption “Exercise Schedule” in the Certificate. The installments shall be cumulative; i.e., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

        2.2.  No vesting shall occur after the Employment Termination Date (as defined in Section 4.2 of this Agreement).

        2.3.  Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

3.     Exercise of the Option.

        3.1.  The Option may be exercised, in whole or in part, only by delivery to the Company of:

            3.1.1  written notice of the exercise of the Option in form identical to Exhibit “A” attached to this Agreement stating the number of Option Shares being purchased (the “Purchased Shares”); and

            3.1.2  payment of the Exercise Price (i) in cash or cash equivalent; or (ii) with the approval of the Administrator, by delivery to the Company of such other consideration (such as a note or shares of Common Stock) acceptable to the Administrator.

        3.2.  Following receipt of the exercise notice, any other applicable documents and the payment referred to above, the Company shall, within 30 days, cause certificates representing the Purchased Shares to be delivered to Optionee either at Optionee’s address set forth in the records of the Company or at such other address as Optionee may designate in writing to the Company; provided; however, that the Company shall not be obligated to issue a fraction or fractions of a share otherwise issuable upon exercise of the Option, and may pay to Optionee, in cash or cash equivalent, the fair market value of any such fraction or fractions of a share as of the date of exercise.

        3.3.  If requested by the Administrator, Optionee shall also deliver this Agreement to the Secretary of the Company, who shall endorse hereon a notation of the exercise and return this Agreement to Optionee. The date of exercise of an Option that is validly exercised shall be deemed to be the date on which there shall have been delivered to the Administrator the instruments referred to in this Section 3. Optionee shall not be deemed to be a holder of any Option Shares pursuant to exercise of the Option until the date of issuance of a stock certificate to him or her for such shares following payment in full for the Option Shares purchased.

        3.4.  As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of Shares otherwise issuable to Optionee upon the exercise of this Option.

4.     Termination of Option

        4.1.  The Option shall terminate and expire upon the earliest to occur of: (i) the Option Expiration Date set forth in the Option Certificate; (ii) the Termination Date; and (iii) a Corporate Transaction if so specified by the Administrator. Following the Employment Termination Date, and prior to the Termination Date, the Option may be exercised only to the extent vested as of the date of Employment Termination Date.

            4.2.  For purposes of this Agreement:

                4.2.1  “Employment Termination Date” shall mean the date Optionee is no an employee of the Company or any of its Affiliates. Optionee’s employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

4.2.2  “Termination Date” shall be: (a) the date 90 days following the Employment Termination Date unless Optionee’s employment is terminated For Cause or as a result of the death or disability of Optionee; (b) upon the Employment Termination Date if Optionee’s employment is terminated For Cause; or (c) one year following the Employment Termination Date as a result of the death or disability of Optionee.

                4.2.3  “For Cause” shall mean Optionee’s loss of employment by the Company or any of its Affiliates due to Optionee’s (a) willful breach or habitual neglect or continued incapacity to perform Optionee’s required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with Optionee’s services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of Optionee’s duties or (c) termination For Cause under any employment agreement between the Company and Optionee (as for cause is defined therein).

5.     Adjustment. The number of shares and Exercise Price of this Option shall be subject to adjustment under the circumstances contemplated by the Plan and the Option Expiration Date may be accelerated by the Administrator upon the circumstances set forth in the Plan.

6.     Corporate Transactions. Upon the occurrence of a Corporate Transaction, the Option shall be subject to the actions of the Administrator as contemplated in the Plan, including without limitation the termination of the Option immediately prior to the consummation of the Corporate Transaction.

7.     Modification. Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Optionee, would cause the Option to fail to continue to qualify as an “incentive stock option” within the meaning of Section 422 of the Code or would alter or impair any rights of Optionee under the Option.

8.     Disqualifying Distribution; Withholding

        8.1.  Optionee agrees that, should he or she make a “disposition” (as defined in Section 424(c) of the Code) of all or any of the Purchased Shares within two years from the date of the grant of the Option or within one year after the issuance of such Purchased Shares, he or she shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Purchased Shares. Optionee agrees that he or she shall maintain all Purchased Shares in his or her name so long as he or she maintains beneficial ownership of such Purchased Shares.

        8.2.  Optionee shall make any arrangement required by the Company and authorized by the Plan, including, if applicable, accepting a lesser number of Option Shares upon exercise, to insure the proper withholding of the amount of tax, if any, required to be withheld by the Company as a result of the sale of stock upon exercise of the Option.

9.     Incorporation of Plan. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply with the Plan. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

10.     Restrictions on Sale of Purchased Shares. Optionee understands that: (a) unless the issuance of the Purchased Shares to Optionee upon exercise of the Option is registered under the Securities Act of 1933, as amended (the “Securities Act”), the Purchased Shares will be “restricted securities” within the meaning of Rule 144 under such Act; (b) the Purchased Shares may not be sold, transferred or assigned by the Optionee except pursuant to an effective registration statement under the Securities Act or an exemption from registration under the Securities Act; and (c) the Company is under no obligation to file a registration statement under the Securities Act covering the Option Shares. Optionee agrees that any certificates evidencing Purchased Shares may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities laws.

11.    General Provisions.

        11.1.  Further Assurances. Optionee shall promptly take all actions and execute all documents requested by the Company that the Company deems to be reasonably necessary to effectuate the term and intent of this Agreement.

        11.2.  Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, or by United States first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement. Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

        11.3.  Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall is no way be construed to be a waiver of such provision or of any other provision hereof.

        11.4.  Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of California applicable to contracts made in, and to be performed within, that State.

        11.5.  Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, corporation, firm or entity, with or without consideration.

        11.6.  Option Non-transferable. Optionee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and only Optionee or his or her legal representative or guardian may exercise the Option during Optionee’s lifetime.

        11.7.  No Right to Employment. Nothing in this Option shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee’s employment, consulting or advising at any time, nor confer upon Optionee any right to continue in the employ of, consult with or advise the Company or any of its Affiliates.

        11.8.  Successors and Assigns. Except to the extent specifically limited by the terms and provision of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

        11.9.  Miscellaneous. Titles and captions contained in this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement for any other purpose. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

        11.10.  Tax Treatment. Optionee acknowledges that the tax treatment of the Option, the Option Shares or any events or transactions with respect thereto may be dependent upon various factors or events that are not determined by the Plan or this Agreement. The Company makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment.

The signature page of this Agreement consists of the last page of the Certificate.

EXHIBIT “A”

NOTICE OF EXERCISE

(To be signed only upon exercise of the Option)

TO: CenterStaging Corp.

The undersigned, the holder of the enclosed Stock Option Agreement (Incentive Stock Option), hereby irrevocably elects to exercise the purchase right represented by the Option and to purchase thereunder ______* shares of Common Stock of CenterStaging Corp. (the “Company”) and herewith encloses payment of $_________ in full payment of the purchase price of such shares being purchased.

Dated:	(Signature must conform in all respects to name of holder as specified on the face of the Option) (Address) Social Security Number

*Insert here the number of shares being exercised making all adjustments for stock splits, stock dividends or other additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of Section 5 of the Option, may be deliverable upon exercise.